FULUCAI PRODUCTIONS LTD.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(SHARES)

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.
All purchasers must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 15. The purpose of the form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities law (National Instrument 45-106).

3.
If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign BOTH (1) Exhibit A “Canadian Investor Questionnaire” that starts on page 15 AND (2) Exhibit B “United States Accredited Investor Questionnaire” that starts on page 18.

4.	If you are paying for your subscription with funds drawn from a Canadian bank, you may pay by certified cheque or bank draft drawn on a Canadian chartered bank.

5.
If you are paying for your subscription with funds drawn on any source other than a Canadian chartered bank, you may only pay by wire transfer to the Issuer OR its authorized escrow agent pursuant to the wiring instructions to be provided by the Issuer.

FULUCAI PRODUCTIONS LTD.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Fulucai Productions Ltd. (the “Issuer”) that number of common shares of the Issuer (each, a “Share”) set out below at a price of $0.25 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”.

Subscriber Information	Shares to be Purchased Number of Shares:
(Name of Subscriber)
Aggregate Subscription Price:
Account Reference (if applicable):
X	(the “Subscription Amount”, plus wire fees if applicable)
(Signature of Subscriber – if the Subscriber is an Individual)
X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Subscriber’s Address, including city and Postal Code)

(Telephone Number)                                                         (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares as set forth below: (Name to Appear on Share Certificate) (Account Reference, if applicable) (Address, including Postal Code)	Deliver the Shares as set forth below: (Attention - Name) (Account Reference, if applicable) (Street Address, including Postal Code) (No PO Box) (Telephone Number)

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement (including the Terms and Conditions and Exhibits attached hereto) as of the ____ day of _______________________, 2013.

FULUCAI PRODUCTIONS LTD.

Per:

Authorized Signatory
Address:#1250, 639 – 5TH AVENUE SW
CALGARY, ALBERTA T2P 0M9
CANADA
Phone:	1 (403) 613-7310

Email:         mofazil@gmail.com

Attention: Mo Fazil

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1.	Subscription

1.1            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase Shares of the Issuer at a price of $0.25 per Share (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount shown on page 2 of this subscription agreement (this “Agreement”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.

1.2            The Issuer hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.  Subject to the terms of this Agreement, this Agreement will be effective upon its acceptance by the Issuer.

1.3            The Subscriber acknowledges that the Shares have been offered as part of an offer by the Issuer of such other number of Shares as may be determined by the board of directors of the Issuer in its sole discretion (the “Offering”).

1.4            Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2.	Payment

2.1            The Subscription Amount must accompany this Subscription and shall be paid by: (i) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, a certified cheque or bank draft drawn on a Canadian dollar account with a Canadian chartered bank; or (ii) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to the wiring instructions to be provided by the Issuer.  If the funds are wired to the Issuer’s lawyers, those lawyers are irrevocably authorized by the Subscriber to immediately deliver the funds to the Issuer upon receipt of the funds from the Subscriber, even if the Offering has not been consummated.

2.2            Where the Subscription Amount is paid to the Issuer, the Subscriber authorizes the Issuer to treat such Subscription Amount as an interest free loan to the Issuer until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1            The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	an executed copy of this Agreement;

(b)
unless the Subscriber is purchasing Shares with an aggregate purchase price of CDN$150,000 or more, a Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 15;

(c)
if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the Canadian Questionnaire and the U.S. Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 18; and

(d)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

3.2
The Subscriber shall complete, sign and return to the Issuer as soon as possible, on request by the Issuer, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.	Conditions and Closing

4.1            The closing of the purchase and sale of the Shares shall occur on or before December 31, 2013, or on such other date as may be determined by the Issuer in its sole discretion (the “Closing Date”).  The Subscriber acknowledges that Shares may be issued to other subscribers under this Offering, before or after the Closing Date.  The Issuer, may, in its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

5.	Acknowledgements and Agreements of Subscriber

5.1            The Subscriber acknowledges and agrees that:

(a)
none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any “U.S. Person”, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c)
the decision to execute this Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) and any Canadian provincial securities commissions (collectively, the “Public Record”);

(d)	there are risks associated with the purchase of the Shares, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(e)
the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(f)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(g)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce purchasers to the Issuer;

(h)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(i)
all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Issuer with such information;

(j)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(k)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions;

(l)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of any of the Shares.  The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Shares;

(m)
that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Shares;

(n)	There is no government of other insurance covering the Shares;

(o)
in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Shares in Canada under applicable provincial securities laws and Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over the Counter Markets (“MI 51-105”) of the Canadian Securities Administrators and the Corporation is not in any way responsible for the Subscriber’s compliance with applicable resale restrictions;

(p)
that the sale of the Shares is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum, and the requirement to sell securities through a registered dealer, or upon the issuance of such orders, consents or approvals as may be required to enable such sale to be made without complying with such requirements, and that as a consequence of acquiring the

Shares pursuant to such exemptions, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages in the event of a misrepresentation will not be available to the Subscriber in connection with the purchase and sale of the Shares;

(q)
the Subscriber understands that any certificates representing the Shares will bear a legend indicating that the resale of such securities is restricted under the 1933 Act, applicable state securities laws and applicable Canadian securities laws;

(r)
the Subscriber has had access to such information concerning the Issuer as it has considered necessary in connection with its investment decision to acquire the Shares, and it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Issuer, which has been prepared for delivery to and review by prospective purchasers in order to assist them in making an investment decision in respect of the purchase of Shares;

(s)
the Subscriber understands and acknowledges that the Issuer has the right not to record a transfer of the Shares purchased hereunder without being satisfied that such transfer is exempt from or not subject to registration under the 1933 Act and any applicable state securities laws;

(t)	no documents in connection with the sale of the Shares have been reviewed by the SEC or any securities administrators;

(u)	neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(v)	there is no government or other insurance covering any of the Shares;

(w)
the Subscriber acknowledges that the Issuer may complete additional financings in the future in order to develop the proposed business of the Issuer and to fund its on-going development.  There is no assurance that such financing will be available and if available, on reasonable terms.  Any such future financings may have a dilutive effect on current shareholders, including the Subscriber;

(x)
the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and, in each case, in accordance with any other applicable laws;

(y)
this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason whatsoever; and

(z)
the Subscriber acknowledges that an investment in the Shares is subject to a number of risk factors.  The Subscriber covenants and agrees to comply with the securities legislation of Canada and the United States, and any other relevant securities legislation, orders or policies concerning the purchase, holding of, and resale of the Shares.

6.	Representations, Warranties and Covenants of the Subscriber

6.1           The Subscriber hereby represents and warrants to and covenants with the Issuer (which representations, warranties and covenants shall survive the Closing) that:

-  -

(a)	unless the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the Subscriber is not a U.S. Person;
(b)
if the Subscriber is not an individual, the Subscriber pre-existed the Offering and has a bona fide business other than the investment in the Units and was not created or used solely to purchase or hold securities;

(c)	except as disclosed in writing to the Issuer, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Issuer;

(d)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and (iv) can afford the complete loss of such investment;

(e)	if the Subscriber is resident outside of Canada:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Shares,

(ii)
the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

(iv)	the purchase of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(f)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

-  -

(g)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(h)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(i)
the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(j)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuer;

(k)
except for the Subscriber's knowledge regarding its subscription for Shares hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (Alberta)) in the affairs of the Corporation that has not been generally disclosed;

(l)
all information contained in the Questionnaires, as applicable, is complete and accurate and may be relied upon by the Issuer, and the Subscriber will notify the Issuer immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(m)
the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(n)
the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(o)
the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares or any of them;

(p)
the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares,

(ii)	that any person will refund the purchase price of any of the Shares, or

(iii)	as to the future price or value of any of the Shares;

(r)
the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(s)
if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Shares;

(t)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(u)
the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(v)
by completing the Canadian Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators; and

(w)
the Subscriber acknowledges and agrees that the Issuer shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Issuer, along with an executed copy of this Agreement:

(i)	fully completed and executed Questionnaires in the form attached hereto as Exhibit A and, if applicable, Exhibit B, and

(ii)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2            In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.             Representations and Warranties will be Relied Upon by the Issuer

7.1            The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Shares.

8.	Acknowledgement and Waiver

8.1            The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

9.	Legending and Registration of Shares

9.1           If the Subscriber is a U.S. Person, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Shares will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

9.2            If the Subscriber is not a U.S. Person and not resident in Canada, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

9.3           If the Subscriber is resident in Canada, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

9.4            The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10.	Resale Restrictions

10.1          The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state of the United States.  The Shares may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10.2          The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Shares by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 10.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

10.3          The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

10.4         If the Subscriber is not a resident of Canada (other than Ontario), the Subscriber represents, warrants and acknowledges that:

(a)
pursuant to Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over–the-Counter Markets (“MI 51-105”), a subsequent trade in the Shares in or from Canada (other than Ontario) will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “Legend”) specified in MI 51-105;

(b)
the Subscriber is not a resident of Canada and undertakes not to trade or resell any of the Shares in or from Canada unless the trade or resale is made in accordance with MI 51-105.  The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties made in this Section 10.4 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company;

(c)
by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 10.4, the Subscriber will have directed the Company not to include the Legend on any certificates representing the Shares to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the Shares in or from Canada will be a distribution subject to the prospectus and registration requirements of the Canadian securities legislation; and

(d)
if the Subscriber wishes to trade or resell any of the Shares in or from Canada, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to the Company’s transfer agent to have the Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the Legend on any ownership statement issued under a direct registration system or other book entry system.

11.	Collection of Personal Information

11.1          The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber and the total purchase price paid for such Shares the prospectus exemption relied on by the Issuer and the date of distribution of the Shares,
(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)
the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55

20 Queen Street West

Toronto, ON  M5H 3S8

Telephone:  (416) 593-8086

12.	Costs

12.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.	No Partnership

13.1         Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Issuer

14.	Governing Law

14.1          This Agreement is governed by the laws of the State of Nevada and the United States of America as well as the Province of Alberta and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

15.	Currency

15.1          Any reference to currency in this Agreement is to the currency of the United States of America unless otherwise indicated.

16.	Survival

16.1          This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

17.            Assignment

17.1          This Agreement is not transferable or assignable.

18.	Severability

18.1          The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.	Entire Agreement

19.1            Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

20.	Notices

20.1          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer shall be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

21.	Counterparts and Electronic Means

21.1          This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

22.	Exhibits

22.1          The exhibits attached hereto form part of this Agreement.

23.	Withdrawal

23.1          The Subscriber agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

24.	Indemnity

24.1             The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement between Fulucai Productions Ltd. (the “Issuer”) and the undersigned (the “Subscriber”).

The purpose of this Canadian Investor Questionnaire (this “Questionnaire”) is to assure the Issuer that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”).  The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Issuer that:

1.	if the Subscriber is not a resident of Ontario, the Subscriber is (tick one or more of the following boxes):
(A)	a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
(D)	a close personal friend of a director, executive officer, founder or control person of the Issuer;
(E)	a close business associate of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
(F)	an accredited investor;
(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F; or
(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F;

2.	if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for _____ years.

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary);

3.           if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes):

(A)	a founder of the Issuer;
(B)	an affiliate of a founder of the Issuer;
(C)	a spouse, parent, brother, sister, grandparent, grandchild or child of an executive officer, director or founder of the Issuer;
(D)	a control person of the Issuer; or
(E)	an accredited investor;

4.	if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for ________ years.

(Instructions to Subscriber:  fill in the name of each executive officer, director or founder which you have the above-mentioned relationship with.); and

5.
if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

(a) an individual who either alone or with a spouse beneficially owns financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

(e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f) an investment fund that distributes or has distributed its securities only to: (i) persons that are or were accredited investors at the time of distribution, (ii) persons that acquire or acquired securities in the sections referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii) persons described in (i) or (iii) that acquire or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106; or

(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________, 2013.

If an Individual:	If a Corporation, Partnership or Other Entity:
___________________________________ Signature ___________________________________ Print or Type Name	Print or Type Name of Entity __________________________________ Signature of Authorized Signatory __________________________________ Type of Entity

EXHIBIT B

U.S. INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under the 1933 Act, (b) any person purchasing the Shares on behalf of any “U.S. Person”, (c) any person that receives or received an offer of the Shares while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or this Agreement was executed or delivered. “U.S. person” includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

The Subscriber understands and agrees that none of the Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Shares are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings.  The Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D.  The Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.
if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________
a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this Certification exceeds US $1,000,000, excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value, or

___________
a natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

2.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________
an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000,

___________
a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________	a director or executive officer of the Issuer,
___________
a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

3.	if the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)
the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect; and

4.
it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), a “U.S. Person” as such term is defined in Regulation S of the 1933 Act or was in the United States at the time the Shares were offered or the Agreement was executed.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.  THE NEXT PAGE IS THE SIGNATURE PAGE]

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Questionnaire which takes place prior to the closing time of the purchase and sale of the Shares.

Dated _____________________________, 2013.
X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)